Filed under Rule 497(a)(1)

File No. 333-178644

Rule 482 AD

FOR FURTHER INFORMATION:

AT THE COMPANY:	AT ZLOKOWER COMPANY

Medallion Financial Corp.	Public Relations
437 Madison Avenue	Harry Zlokower/Dave Closs
New York, New York 10022	1-212-447-9292
1-917-541-8162

Andrew M. Murstein, President

Larry D. Hall, CFO

1-212-328-2100

1-877-MEDALLION

FOR IMMEDIATE RELEASE:

MEDALLION FINANCIAL CORP. ANNOUNCES PRICING OF PUBLIC

OFFERING OF COMMON STOCK

NEW YORK, NY, December 3, 2013 – Medallion Financial Corp. (NASDAQ: TAXI), a specialty finance company with a leading position servicing the taxicab industry and other niche markets (the “Company”), today announced that it has priced its previously announced underwritten public offering of 2,900,000 shares of its common stock at a price of $16.40 per share. The Company has granted the underwriters a 30-day option to purchase up to an additional 435,000 shares of common stock to cover over-allotments, if any. The Company expects net proceeds from the offering to be approximately $45.16 million, after deducting underwriting discounts, commissions and estimated offering expenses. The offering is expected to close on December 6, 2013, subject to customary closing conditions.

The Company expects to use the net proceeds from the offering to make loans and other investments in portfolio companies and for general corporate purposes, including repaying borrowings under its revolving credit facilities in the ordinary course of business and expanding its operations.

Morgan Stanley & Co. LLC, Keefe, Bruyette & Woods, Inc. and Sandler O’Neill & Partners, L.P. are acting as joint bookrunning managers. The offering is being made pursuant to the Company’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering is being made only by means of a prospectus supplement and accompanying prospectus, copies of which may be obtained from: (i) Morgan Stanley & Co. LLC by calling 1-866-718-1649, by mail at Morgan Stanley Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Dept., or by email at prospectus@morganstanley.com; (ii) Keefe, Bruyette & Woods, Inc. by calling 1-800-966-1559, by mail at Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; and (iii) Sandler O’Neill & Partners, L.P. by calling 1-866-805-4128, or by email at syndicate@sandleroneill.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Medallion Financial Corp.

Medallion Financial Corp. is a specialty finance company with a leading position in the origination and servicing of loans financing the purchase of taxicab medallions and related assets. The Company also originates and services loans in other commercial industries, and its wholly-owned portfolio company, Medallion Bank, also originates and services consumer loans.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company’s proposed securities offering and the anticipated use of the net proceeds of the offering. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the anticipated terms or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions and failure of customary closing conditions. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.